EXHIBIT 99.2

                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

      Pursuant to 18 U.S.C. Section 1350, the undersigned Chief Financial Officer of Siena Holdings, Inc. (the "Company") hereby certifies that:

      (1) The Company's Quarterly Report on Form 10-Q for the period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


November 6, 2002                                By /S/ W. JOSEPH DRYER
                                                --------------------------
                                                       W. Joseph Dryer
                                                   Chief Financial Officer